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Exhibit 10.8.3

AMENDMENT NO. 3
TO
AMENDED AND RESTATED SHAREHOLDERS' RIGHTS AGREEMENT

        This Amendment No. 3 to Amended and Restated Shareholders' Rights Agreement (this "Amendment") is entered into effective as of the 25th day of May, 2004, by and among Displaytech, Inc., a Delaware corporation (the "Company"), and the holders of capital stock of the Company identified as "Investors" on the signature pages hereto (each, an "Investor" and together, the "Investors").

RECITALS

        Whereas, pursuant to Sections 2.7, 3.14 and 5.1 of that certain Amended and Restated Shareholders' Rights Agreement by and among the Company and certain of its shareholders dated July 30, 2001, as amended (the "Shareholders Agreement"), the Shareholders Agreement may only be amended with the written consent of the Company, the holders of at least a majority of the then-outstanding Common Stock (as defined in the Shareholders Agreement) and/or the holders of at least a majority of the then-outstanding Registrable Securities (as defined in the Shareholders Agreement);

        Whereas, effective as of May 11, 2004, Century Partners, L.P.-DTECH, L.P., JKB-Displaytech, LLC, InterWest Capital, Inc. and certain of their affiliates contributed all of their Common Stock to DTech Investments, LLC, an affiliate of such stockholders ("DTech"), and DTech became a party to the Shareholders Agreement by execution of a Joinder Agreement;

        Whereas, the Company intends to file its first registration statement for a public offering of securities of the Company on Form S-1 under the Securities Act of 1933, as amended (the "IPO");

        Whereas, the Investors hold at least a majority of the Common Stock and the Registrable Securities; and

        Whereas, as a condition to participating in the IPO, the underwriters have requested certain amendments to the registration rights set forth in Section 3 of the Shareholders Agreement and the parties desire to amend Section 3 and certain other provisions of the Shareholders Agreement as set forth below.

        Now, Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree hereto as follows:

        1.     Definitions. The definition of "Qualified Public Offering" set forth in Section 1 of the Shareholders Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

    "Qualified Public Offering" means a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of shares of Common Stock in which (i) gross proceeds to the Company, before underwriting discounts, commissions and other expenses, are at least $20,000,000, and (ii) the price per share of Common Stock sold in such offering reflects a pre-money valuation of the Company at the time of the consummation of such sale of at least $75,000,000.

        2.     Company Registration. The following sentence shall be inserted at the end of Section 3.2 of the Shareholders Agreement: "No Holder shall have any registration rights under this Section 3.2 for the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act."

        4.     Reaffirmation. Except as otherwise specifically set forth herein, the terms and provisions of the Shareholders Agreement, as amended hereby, are ratified, confirmed and approved.

        5.     Defined Terms. Capitalized terms not defined herein shall have the meaning assigned to them in the Shareholders Agreement.

        6.     Governing Law. This Amendment shall be governed by and construed under the laws of the State of Colorado in all respects as such laws are applied to agreements among Colorado residents entered into and to be performed entirely within Colorado.

        7.     Counterparts. This Amendment may be executed in any number of counterparts, or by facsimile signature, all of which shall constitute one and the same instrument.

[Signature page to follow.]

        IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first above written.

COMPANY:
DISPLAYTECH, INC.
By:	/s/ RICHARD D. BARTON
Name:	Richard D. Barton
Title:	CEO
INVESTORS:
DTECH INVESTMENTS LLC
By:	/s/ WILLIAM C. GLYNN
Name:	William C. Glynn
Title:	Manager
FLEMING US DISCOVERY FUND III, L.P.
By: Fleming US Discovery Partners, L.P., its General Partner
By: Fleming US Discovery, LLC, its General Partner
By:	/s/ ROBERT L. BURR
Name:	Robert L. Burr

Title:	Member
FLEMING US DISCOVERY OFFSHORE FUND III, L.P.
By: Fleming US Discovery Partners, L.P., its General Partner
By: Fleming US Discovery, LLC, its General Partner
By:	/s/ ROBERT L. BURR
Name:	Robert L. Burr
Title:	Member

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AMENDMENT NO. 3 TO AMENDED AND RESTATED SHAREHOLDERS' RIGHTS AGREEMENT